Exhibit 31.4

CERTIFICATION PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Susan Altschuller, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Cerevel Therapeutics Holdings, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. [intentionally omitted]

4. [intentionally omitted]

5. [intentionally omitted]

Date: May 19, 2023	By:	/s/ Susan Altschuller
Susan Altschuller
Chief Financial Officer (Principal Financial Officer)